BRAZE REPORTS FISCAL FIRST QUARTER 2024 RESULTS

First quarter revenue grew 31.3% year-over-year to $101.8 million

Achieved dollar-based net retention of 122% for the trailing 12 months

Net cash provided by operating activities of $22.5 million; $21.7 million of Free Cash Flow in the first quarter

NEW YORK -- (BUSINESSWIRE) -- June 8, 2023 -- Braze (Nasdaq: BRZE), a leading comprehensive customer engagement platform that powers interactions between consumers and the brands they love, today announced results for its fiscal quarter ended April 30, 2023.

“We are off to a great start to fiscal 2024, delivering impressive results driven by strong demand for the Braze Customer Engagement Platform,” said Bill Magnuson, cofounder and CEO of Braze. “As we move forward this year, we will continue developing exceptional, industry-leading solutions that drive high ROI for our customers while simultaneously upholding our commitment to cost-discipline and efficiency, driving value for our shareholders.”

Fiscal First Quarter 2024 Financial Highlights

•Revenue was $101.8 million compared to $77.5 million in the first quarter of the fiscal year ended January 31, 2023, up 31.3% year-over year, driven primarily by new customers, upsells and renewals.
•Subscription revenue in the quarter was $97.1 million compared to $72.8 million in the first quarter of the fiscal year ended January 31, 2023, and professional services and other revenue was $4.6 million compared to $4.7 million in the first quarter of the fiscal year ended January 31, 2023.
•Remaining performance obligations as of April 30, 2023 was $477.5 million, of which $325.4 million is current, which we define as less than one year.
•GAAP Gross Margin was 67.9% compared to 66.6% in the first quarter of the fiscal year ended January 31, 2023.
•Non-GAAP Gross Margin was 68.8% compared to 67.8% in the first quarter of the fiscal year ended January 31, 2023.
•Dollar-based net retention for all customers for the trailing 12 months ended April 30, 2023 and April 30, 2022 was 122% and 127%, respectively; dollar-based net retention for customers with annual recurring revenue (ARR) of $500,000 or more was 124% compared to 133% in the first quarter of the fiscal year ended January 31, 2023.
•Total customers increased to 1,866 as of April 30, 2023 from 1,503 as of April 30, 2022; 164 of our customers had ARR of $500,000 or more as of April 30, 2023, compared to 129 customers as of April 30, 2022.
•GAAP operating loss was $41.9 million compared to an operating loss of $39.6 million in the first quarter of the fiscal year ended January 31, 2023. Contributors to the operating loss in the quarter included $24.1 million on stock-based compensation expense.
•Non-GAAP operating loss was $16.0 million compared to a loss of $18.0 million in the first quarter of the fiscal year ended January 31, 2023.
•GAAP net loss per basic and diluted share attributable to Braze common stockholders was $0.40 compared to $0.42 in the first quarter of the fiscal year ended January 31, 2023.
•Non-GAAP net loss per basic and diluted share attributable to Braze common stockholders was $0.13 compared to $0.19 in the first quarter of the fiscal year ended January 31, 2023.
•Net cash provided by operating activities was $22.5 million compared to net cash provided by operating activities of $17.9 million in the first quarter of the fiscal year ended January 31, 2023.
•Free cash flow was $21.7 million compared to $15.7 million in the first quarter of the fiscal year ended January 31, 2023.

•Total cash and cash equivalents, restricted cash, and marketable securities was $507.4 million as of April 30, 2023 compared to $482.7 million as of January 31, 2023.

Recent Business Highlights

•Notable new business wins and upsells in the quarter included Procore Technologies, Sonos, Sweetgreen, and Swimply.
•Launched a suite of new and enhanced products designed to help marketers drive efficiency, team collaboration, and creativity to drive ROI.
•Announced exclusive partnership with Stitch, a boutique consultancy focused on innovative marketing solutions, as its customer engagement platform of choice.
•Completed the acquisition of North Star, launching Braze Australia.

Financial Outlook

Braze is initiating guidance for the fiscal second quarter ending July 31, 2023, and updating guidance for the fiscal year ending January 31, 2024.

Metric (in millions, except per share amounts)	FY 2024 Q2 Guidance	FY 2024 Guidance
Revenue	$108.0 - 109.0	$442.5 - 446.5
Non-GAAP operating loss	$(15.0) - (16.0)	$(54.0) - (58.0)
Non-GAAP net loss	$(13.0) - (14.0)	$(50.0) - (54.0)
Non-GAAP net loss per share	$(0.13) - (0.14)	$(0.51) - (0.55)
Weighted average shares outstanding	~97.4	~97.8

Braze also reiterated guidance on its non-GAAP operating loss margin, which it believes will be negative 7% or better during the fourth quarter of the fiscal year ending January 31, 2024.

Braze has not reconciled its guidance as to non-GAAP operating loss, non-GAAP operating loss margin, non-GAAP net loss, non-GAAP net loss per share or free cash flow to their most directly comparable GAAP measure as a result of uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in Braze’s stock price. Accordingly, reconciliation is not available without unreasonable effort, although it is important to note that these factors could be material to Braze’s results calculated in accordance with GAAP.

Conference Call Information:

What: Braze First Quarter Fiscal Year 2024 Financial Results Conference Call
When: Thursday, June 8th at 5:00 pm EDT / 2:00 pm PDT
Webcast & Supplemental Data: investors.braze.com
Replay: A webcast replay will be available on Braze’s investor site at investors.braze.com.

Supplemental and Other Financial Information

Supplemental information, including an accompanying financial presentation and other information can be accessed through Braze’s investor website at investors.braze.com

Non-GAAP Financial Measures

This press release and the accompanying tables contain the following non-GAAP financial measures: non-GAAP gross profit and margin, non-GAAP sales and marketing expense, non-GAAP research and development expense, non-GAAP general and administrative expense, non-GAAP operating loss, non-GAAP operating income margin, non-GAAP net loss, non-GAAP net loss per share, basic and diluted, and non-GAAP free cash flow. Braze defines non-GAAP gross profit and margin, non-GAAP sales and marketing expense, non-GAAP research and development expense, non-GAAP general and administrative expense, non-GAAP operating loss, non-GAAP operating income margin, and non-GAAP net loss as the respective GAAP balances, adjusted for stock-based compensation expense, employer taxes related to stock-based compensation, charitable contribution expense and acquisition related expense. Prior to the fourth quarter of the fiscal year ended January 31, 2023, Braze did not adjust non-GAAP gross profit and margin, non-GAAP sales and marketing expense, non-GAAP research and development expense, non-GAAP general and administrative expense, non-GAAP operating loss, non-GAAP operating income margin, or non-GAAP net loss for acquisition related expense, because there was not acquisition activity by Braze in prior periods. Braze defines non-GAAP free cash flow as net cash used in operating activities, minus purchases of property and equipment and minus capitalized internal-use software costs. Investors are encouraged to review the reconciliation of these historical non-GAAP financial measures to their most directly comparable GAAP financial measures.

Braze uses this non-GAAP financial information internally in analyzing its financial results and believes that this non-GAAP financial information, when taken collectively with GAAP financial measures, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles in the United States (GAAP), and may be different from similarly-titled non-GAAP measures used by other companies.

The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded in Braze’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by Braze’s management about which expenses are excluded or included in determining these non-GAAP financial measures. A reconciliation is provided below in the financial statement tables included below in this press release for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP.

Braze encourages investors to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, which it includes in press releases announcing quarterly and fiscal year financial results, including this press release, and not to rely on any single financial measure to evaluate Braze’s business.

Definition of Other Business Metrics

Customer: Braze defines a customer, as of period end, as the separate and distinct, ultimate parent-level entity that has an active subscription with Braze to use its products. A single organization could have multiple distinct contracting divisions or subsidiaries, all of which together would be considered a single customer.

Annual Recurring Revenue (ARR): Braze defines ARR as the annualized value of customer subscription contracts, including certain premium professional services that are subject to contractual subscription terms, as of the measurement date, assuming any contract that expires during the next 12 months is renewed on its existing terms (including contracts for which Braze is negotiating a renewal). Braze’s calculation of ARR is not adjusted for the impact of any known or projected future events (such as customer cancellations, expansion or contraction of existing customers relationships or price increases or decreases) that may cause any such contract not to be renewed on its existing terms. ARR may decline or fluctuate as a result of a number of factors, including customers’ satisfaction or dissatisfaction with Braze’s products and professional services, pricing, competitive offerings, economic conditions or overall changes in Braze’s customers’ spending levels. ARR should be viewed independently of revenue and does not represent Braze’s GAAP revenue on an annualized basis or a forecast of revenue, as it is an operating metric that can be impacted by contract start and end dates and renewal rates.

Dollar-Based Net Retention Rate: Braze calculates dollar-based net retention rate as of a period end by starting with the ARR from a cohort of customers as of 12 months prior to such period-end (the Prior Period ARR). Braze then calculates the ARR from the same cohort of customers as of the end of the current period (the Current Period ARR). Current Period ARR includes any expansion and is net of contraction or attrition over the last 12 months, but excludes ARR from new customers in the current period. Braze then divides the total Current Period ARR by the total Prior Period ARR to arrive at the point-in-time dollar-based net retention rate. Braze then calculates the weighted average point-in-time dollar-based net retention rates as of the last day of each month in the current trailing 12-month period to arrive at the dollar-based net retention rate.

Remaining Performance Obligations: The transaction price allocated to remaining performance obligations represents amounts under non-cancelable contracts expected to be recognized as revenue in future periods, and may be influenced by several factors, including seasonality, the timing of renewals, the timing of service delivery and contract terms. Unbilled portions of the remaining performance obligation are subject to future economic risks including bankruptcies, regulatory changes and other market factors.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding Braze’s financial outlook for the second quarter of and full fiscal year ended January 31, 2024. These forward-looking statements are based on current expectations, estimates, forecasts and projections. Words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “goal,” “hope,” “intend,” “may,” might,” “potential,” “predict,” “project,” “shall,” “should,” “target,” “will” “and variations of these terms and similar expressions are intended to identify these forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements are based on Braze’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause Braze’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: (1) unstable market and economic conditions may have serious adverse consequences on Braze’s business, financial condition and share price; (2) Braze’s recent rapid revenue growth may not be indicative of its future revenue growth; (3) Braze’s history of operating losses; (4) Braze’s limited operating history at its current scale; (5) Braze’s ability to successfully manage its growth; (6) the accuracy of estimates of market opportunity and forecasts of market growth and the impact of global and domestic socioeconomic events on Braze’s business; (7) Braze’s ability and the ability of its platform to adapt and respond to changing customer or consumer needs, requirements or preferences; (8) Braze’s ability to attract new customers and renew existing customers; (9) the competitive markets in which Braze participates and the intense competition that it faces; (10) Braze’s ability to adapt and respond effectively to rapidly changing technology, evolving cybersecurity and data privacy risks, evolving industry standards or changing regulations; and (11) Braze’s reliance on third-party providers of cloud-based infrastructure; as well as other risks and uncertainties discussed in the “Risk Factors” section of Braze’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on March 31, 2023 and other subsequent filings Braze makes with the SEC from time to time, including Braze’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2023 that will be filed with the SEC. The forward-looking statements included in this press release represent Braze’s views only as of the date of this press release and Braze assumes no obligation, and does not intend to update these forward-looking statements, except as required by law.

About Braze

Braze is a leading comprehensive customer engagement platform that powers interactions between consumers and brands they love. With Braze, global brands can ingest and process customer data in real time, orchestrate and optimize contextually relevant, cross-channel marketing campaigns and continuously evolve their customer engagement strategies. Braze has been recognized as one of Fortune’s 2022 Best US Workplaces in Technology, Fortune’s 2022 Best US Workplaces for Women, 2022 UK Best Workplaces for Women by Great Place to Work, and Fortune's 2022 Best US Workplace for Millennials. The company is headquartered in New York with 10+ offices across North America, Europe and APAC. Learn more at braze.com.

Braze uses its Investor website at investors.braze.com as a means of disclosing material non-public information, announcing upcoming investor conferences and for complying with its disclosure obligations under Regulation FD. Accordingly, you should monitor its investor relations website in addition to following its press releases, SEC filings and public conference calls and webcasts.

Selected Financial Data

BRAZE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended April 30,
	2023	2022

Revenue	$101,780	$77,495
Cost of revenue (1)(2)	32,687	25,906
Gross Profit	69,093	51,589

Operating expenses:
Sales and marketing (1)(2)	57,262	46,044
Research and development (1)(2)	29,745	21,620
General and administrative (1)(2)(3)(4)	23,983	23,574
Total operating expenses	110,990	91,238
Loss from operations	(41,897)	(39,649)
Other income, net	3,459	30
Loss before provision for income taxes	(38,438)	(39,619)
Provision for income taxes	388	14
Net loss	(38,826)	(39,633)
Net loss attributable to redeemable non-controlling interest	(372)	(364)
Net loss attributable to Braze, Inc.	$(38,454)	$(39,269)

Net loss per share attributable to Braze, Inc. common stockholders, basic and diluted	$(0.40)	$(0.42)
Weighted-average shares used to compute net loss per share attributable to Braze, Inc. common stockholders, basic and diluted	96,353	93,250

(1) Includes stock-based compensation as follows:

	Three Months Ended April 30,
	2023	2022
Cost of revenue	$889	$920
Sales and marketing	7,848	5,667
Research and development	9,843	6,173
General and administrative	5,566	4,211
Total stock-based compensation expense	$24,146	$16,971

(2) Includes employer taxes related to stock-based compensation as follows:

	Three Months Ended April 30,
	2023	2022
Cost of revenue	$22	$16
Sales and marketing	117	167
Research and development	256	127
General and administrative	90	65
Total employer taxes related to stock-based compensation	$485	$375

(3) Includes 1% Pledge charitable donation expense as follows:

	Three Months Ended April 30,
	2023	2022
General and administrative	$—	$4,260
(4) Includes acquisition related expense as follows:

	Three Months Ended April 30,
	2023	2022
General and administrative	$1,268	$—

BRAZE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(in thousands, except share and per share amounts)

	April 30, 2023	January 31, 2023
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$116,932	$68,587
Restricted cash, current	3,373	—
Accounts receivable, net of allowance of $1,881 and $1,613 at April 30, 2023 and January 31, 2023, respectively	66,649	78,338
Marketable securities	385,869	410,083
Prepaid expenses and other current assets	25,285	26,163
Total current assets	598,108	583,171
Restricted cash, noncurrent	1,193	4,036
Property and equipment, net	20,433	20,339
Operating lease right-of-use assets	46,623	46,261
Deferred contract costs	51,229	48,451
Other assets	3,707	3,148
TOTAL ASSETS	$721,293	$705,406
LIABILITIES, REDEEMABLE NON-CONTROLLING INTEREST, AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$3,571	$3,101
Accrued expenses and other current liabilities	47,018	37,415
Deferred revenue	181,216	166,092
Operating lease liabilities, current	13,231	10,695
Total current liabilities	245,036	217,303
Operating lease liabilities, noncurrent	39,211	40,590
Other long-term liabilities	814	755
TOTAL LIABILITIES	285,061	258,648
COMMITMENTS AND CONTINGENCIES (Note 13)
Redeemable non-controlling interest (Note 4)	1,083	1,455
STOCKHOLDERS’ EQUITY
Class A common stock, $0.0001 par value; 2,000,000,000 and 2,000,000,000 shares authorized as of April 30, 2023 and January 31, 2023, respectively; 63,118,499 and 61,585,973 shares issued and outstanding as of April 30, 2023 and January 31, 2023, respectively	6	6
Class B common stock, $0.0001 par value; 110,000,000 and 110,000,000 shares authorized as of April 30, 2023 and January 31, 2023, respectively; 33,745,938 and 34,389,453 shares issued and outstanding as of April 30, 2023 and January 31, 2023, respectively	4	4
Additional paid-in capital	832,831	806,044
Accumulated other comprehensive loss	(5,311)	(6,824)
Accumulated deficit	(392,381)	(353,927)
TOTAL STOCKHOLDERS’ EQUITY	435,149	445,303
TOTAL LIABILITIES, REDEEMABLE NON-CONTROLLING INTEREST, AND STOCKHOLDERS’ EQUITY	$721,293	$705,406

BRAZE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(in thousands)

	Three Months Ended April 30,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss (including amounts attributable to redeemable non-controlling interests)	$(38,826)	$(39,633)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	24,179	16,971
Amortization of deferred contract costs	6,660	5,407
Depreciation and amortization	1,526	965
Provision for credit losses	594	(143)
Value of common stock donated to charity	—	4,260
Amortization of discount/premium on marketable securities	471	13
Non-cash foreign exchange loss	310	505
Other	20	4
Changes in operating assets and liabilities:
Accounts receivable	11,046	21,984
Prepaid expenses and other current assets	745	3,615
Deferred contract costs	(9,479)	(8,205)
ROU assets and liabilities	705	879
Other assets	(380)	614
Accounts payable	405	28
Accrued expenses and other current liabilities	9,364	(2,530)
Deferred revenue	15,228	13,177
Other long-term liabilities	(19)	10
Net cash provided by operating activities	22,549	17,921
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(40)	(1,960)
Capitalized internal-use software costs	(852)	(306)
Purchases of marketable securities	(46,297)	(421,537)
Maturities of marketable securities	71,486	16,000
Net cash provided by/(used in) investing activities	24,297	(407,803)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of common stock options	2,211	2,630
Net cash provided by financing activities	2,211	2,630
Effect of foreign currency exchange rate changes on cash, cash equivalents, and restricted cash	(180)	(1,075)
Net change in cash, cash equivalents, and restricted cash	48,877	(388,327)
Cash, cash equivalents, and restricted cash, beginning of period	72,623	482,973
Cash, cash equivalents, and restricted cash, end of period	$121,500	$94,646

BRAZE, INC.
U.S. GAAP RECONCILIATION OF NON-GAAP ADJUSTED RESULTS
(in thousands, except per share amounts)

The following tables reconcile each non-GAAP financial measure to its most directly comparable GAAP financial measure:

Reconciliation of GAAP to Non-GAAP Gross Margin	Three Months Ended April 30,
	2023	2022

Gross profit	$69,093	$51,589
Plus:
Stock-based compensation expense	889	920
Employer taxes related to stock-based compensation expense	22	16
Non-GAAP gross profit	$70,004	$52,525
GAAP gross margin	67.9%	66.6%
Non-GAAP gross margin	68.8%	67.8%

Reconciliation of GAAP to Non-GAAP Operating Expenses	Three Months Ended April 30,
	2023	2022

GAAP sales and marketing expense	$57,262	$46,044
Less:
Stock-based compensation expense	7,848	5,667
Employer taxes related to stock-based compensation expense	117	167
Non-GAAP sales and marketing expense	$49,297	$40,210

GAAP research and development expense	$29,745	$21,620
Less:
Stock-based compensation expense	9,843	6,173
Employer taxes related to stock-based compensation expense	256	127
Non-GAAP research and development expense	$19,646	$15,320

GAAP general and administrative expense	$23,983	$23,574
Less:
Stock-based compensation expense	5,566	4,211
Employer taxes related to stock-based compensation expense	90	65
1% Pledge charitable contribution expense	—	4,260
Acquisition related expense	1,268	—
Non-GAAP general and administrative expense	$17,059	$15,038

Reconciliation of GAAP to Non-GAAP Operating Loss	Three Months Ended April 30,
	2023	2022

Loss from operations	$(41,897)	$(39,649)
Plus:
Stock-based compensation expense	24,146	16,971
Employer taxes related to stock-based compensation expense	485	375
1% Pledge charitable contribution expense	—	4,260
Acquisition related expense	1,268	—
Non-GAAP loss from operations	$(15,998)	$(18,043)

Reconciliation of GAAP to Non-GAAP Net Loss	Three Months Ended April 30,
	2023	2022

Net loss attributable to Braze, Inc.	$(38,454)	$(39,269)
Plus:
Stock-based compensation expense	24,146	16,971
Employer taxes related to stock-based compensation expense	485	375
1% Pledge charitable contribution expense	—	4,260
Acquisition related expense	1,268	—
Non-GAAP net loss attributable to Braze, Inc.(1)	$(12,555)	$(17,663)

Non-GAAP net loss per share attributable to Braze, Inc. common stockholders, basic and diluted	$(0.13)	$(0.19)
Weighted-average shares used to compute net loss per share attributable to Braze, Inc. common stockholders, basic and diluted	96,353	93,250

(1) Assumes no tax impact due to the Company’s net loss position and deferred tax assets.

Reconciliation of GAAP Cash Flow from Operating Activities to Non-GAAP Free Cash Flow	Three Months Ended April 30,
	2023	2022

Net cash provided by operating activities	$22,549	$17,921
Less:
Purchases of property and equipment	(40)	(1,960)
Capitalized internal-use software costs	(852)	(306)
Non-GAAP free cash flow	$21,657	$15,655

Contact Information

Investors:
Christopher Ferris
IR@braze.com
(609) 964-0585

Media:
Meghan Halaszynski
Press@braze.com

Source: Braze, Inc.

Braze is a registered trademark of Braze, Inc.
All product and company names herein may be trademarks of their registered owners.